Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ Richard L. Sharp
                                 -----------------------------------------
                                     Richard L. Sharp

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ James F. Clingman, Jr.
                                 -------------------------------------
                                     James F. Clingman, Jr.

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ Jeffrey E. Garten
                                 -----------------------------------------
                                     Jeffrey E. Garten

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ W. Robert Grafton
                                 ---------------------------------------
                                     W. Robert Grafton

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ William S. Kellogg
                                 --------------------------------------
                                     William S. Kellogg

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ Hugh G. Robinson
                                 ----------------------------------------
                                     Hugh G. Robinson

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ Thomas G. Stemberg
                                 ----------------------------------------
                                     Thomas G. Stemberg

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ Beth A. Stewart
                                 ----------------------------------------
                                     Beth A. Stewart

                                                                    Exhibit 24.1


                                Power of Attorney

The undersigned hereby constitutes and appoints Keith D. Browning and Kim D. Orcutt his attorney-in-fact, each with full power to act without the other, to execute on his behalf, individually and in his capacity as a director of CarMax, Inc., and to file any documents referred to below relating to the registration of (i) 6,750,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. 2002 Amended and Restated Stock Incentive Plan and (ii) 150,000 shares of CarMax, Inc. Common Stock to be issued pursuant to the CarMax, Inc. Amended and Restated Non-Employee Directors Stock Incentive Plan; such documents being: one or more registration statements on Form S-8, or any other appropriate form, to be filed with the Securities and Exchange Commission (including any registration statement related to the transactions contemplated hereby that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of
1933); such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares and rights to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (pre-effective and post-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

The undersigned further grants unto such attorneys, and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself might do.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 1st day of July, 2005.



                                 /s/ William R. Tiefel
                                 ---------------------------------------
                                     William R. Tiefel